                                                                    EXHIBIT 31.2

                                 CERTIFICATIONS

I, Eugene Hynes, certify that:

    1. I have reviewed this quarterly report on Form 10-Q of Lynch Corporation;

    2. Based on my knowledge,  this report does not contain any untrue statement of a  material  fact or omit to  state a  material  fact  necessary  to make the statements made, in light of the circumstances  under which such statements were made, not misleading with respect to the period covered by this report;

    3. Based on my knowledge,  the  financial  statements,  and other  financial information included in this report, fairly present in all material respects the financial  condition,  results of operation and cash flows of the  registrant as of, and for, the periods presented in this report;

    4. The  registrant's  other  certifying  officer and I are  responsible  for establishing and maintaining  disclosure  controls and procedures (as defined in
Exchange Act Rules 13a-15(e) and 15d-15(e)) (inapplicable language intentionally omitted) for the registrant and have:

       (a) Designed  such  disclosure  controls and  procedures,  or caused such disclosure controls and procedures to be designed under our supervision,  to ensure that material information  relating to the registrant,  including its consolidated  subsidiaries,  is made  known  to us by  others  within  those entities,  particularly  during  the  period in which  this  report is being prepared;

       (b) [Intentionally omitted]

       (c) Evaluated the effectiveness of the registrant's  disclosure  controls and  procedures  and  presented  in this  report our  conclusions  about the effectiveness  of the disclosure  controls and procedures,  as of the end of the period covered by this report based on such evaluation; and

       (d) Disclosed  in this  report  any change in the  registrant's  internal control over financial  reporting that occurred during the registrant's most recent fiscal quarter that has materially affected,  or is reasonably likely to materially  affect,  the  registrant's  internal  control over  financial reporting; and

    5. The registrant's other certifying officer and I have disclosed,  based on our most recent evaluation of internal control over financial reporting,  to the registrant's auditors and the audit committee of registrant's board of directors
(or persons performing the equivalent function):

       (a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial  reporting which are reasonably likely to  adversely  affect the  registrant's  ability to record,  process, summarize and report financial information; and

       (b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's  internal controls over financial reporting.

Date: November 10, 2005                             /s/  EUGENE HYNES
                                                    ----------------------------
                                                    Eugene Hynes
                                                    VICE PRESIDENT AND PRINCIPAL
                                                    FINANCIAL OFFICER